                                                                      Exhibit 25


                                POWER OF ATTORNEY


                  Each officer or director whose signature appears below hereby appoints William S. Creekmuir his true and lawful attorney-in-fact to sign on his behalf, as an individual and in the capacity stated below, any amendment or post-effective amendment to this Registration Statement which said attorney-in-fact may deem appropriate or necessary.



                   Signature                                       Title                          Date
s/Richard R. Allen                                Chairman of the Board and                May 2, 1996
Richard R. Allen                                  Director

s/William B. Cash                                 Director                                 May 2, 1996
William B. Cash

s/James H. Corrigan, Jr.                          Director                                 May 2, 1996
James H. Corrigan, Jr.

s/O. William Fenn, Jr.                            Director                                 May 2, 1996
O. William Fenn, Jr.

s/Don A. Hunziker                                 Director                                 May 2, 1996
Don A. Hunziker

s/Dr. Thomas F. Keller                            Director                                 May 2, 1996
Dr. Thomas F. Keller

s/L. Glenn Orr                                    Director                                 May 2, 1996
L. Glenn Orr

s/Fred L. Schuermann, Jr.                         President, Chief Executive               May 2, 1996
Fred L. Schuermann, Jr.                           Officer and Director

s/William S. Creekmuir                            Executive Vice President,                May 2, 1996
William S. Creekmuir                              Secretary, Treasurer and
                                                  Chief Financial Officer

s/Daryl B. Adams                                  Vice President, Corporate                May 2, 1996
Daryl B. Adams                                    Controller and Chief
                                                  Accounting Officer


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of High Point, State of North Carolina, on May 2, 1996.

                                    LADD FURNITURE, INC.

                                    By  s/William S. Creekmuir
                                          William S. Creekmuir, Executive Vice
                                             President, Secretary, Treasurer and
                             Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                   Signature                                       Title                          Date

s/Richard R. Allen                                Chairman of the Board and                May 2, 1996
Richard R. Allen                                  Director

s/William B. Cash                                 Director                                 May 2, 1996
William B. Cash

s/James H. Corrigan, Jr.                          Director                                 May 2, 1996
James H. Corrigan, Jr.

s/O. William Fenn, Jr.                            Director                                 May 2, 1996
O. William Fenn, Jr.

s/Don A. Hunziker                                 Director                                 May 2, 1996
Don A. Hunziker

s/Dr. Thomas F. Keller                            Director                                 May 2, 1996
Dr. Thomas F. Keller

s/L. Glenn Orr                                    Director                                 May 2, 1996
L. Glenn Orr

s/Fred L. Schuermann, Jr.                         President, Chief Executive               May 2, 1996
Fred L. Schuermann, Jr.                           Officer and Director

s/William S. Creekmuir                            Executive Vice President,                May 2, 1996
William S. Creekmuir                              Secretary, Treasurer and
                                                  Chief Financial Officer

s/Daryl B. Adams                                  Vice President, Corporate                May 2, 1996
Daryl B. Adams                                    Controller and Chief
                                                  Accounting Officer